CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, James D. Dondero, Chief Executive Officer of Highland Floating Rate Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.



Date:   October 31, 2007               /s/ James D. Dondero
     -------------------------      -------------------------------------------
                                    James D. Dondero, Chief Executive Officer
                                    (principal executive officer)


I, M. Jason Blackburn, Chief Financial Officer of Highland Floating Rate Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:  October 31, 2007                /s/ M. Jason Blackburn
     -------------------------      -------------------------------------------
                                    M. Jason Blackburn, Chief Financial Officer
                                    (principal financial officer)